Exhibit 99.1

                              LETTER OF TRANSMITTAL

                               Vail Resorts, Inc.
     OFFER TO EXCHANGE ITS 6 3/4% SENIOR SUBORDINATED NOTES DUE 2014, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY
AND ALL OF ITS ISSUED AND OUTSTANDING 6 3/4% SENIOR SUBORDINATED NOTES DUE 2014

                   PURSUANT TO THE PROSPECTUS, DATED [ ], 2004

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                     The Bank of New York, as Exchange Agent

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                               New York, NY 10286
                          Attention: Giselle Guadalupe
                                  By Facsimile:
                                 (212) 298-1915

                              Confirm by Telephone:
                                 (212) 815-6331

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated [ ], 2004 (the "Prospectus"), of Vail Resorts, Inc., a company organized under the laws of Delaware, and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $390,000,000 aggregate principal amount of the Company's 6 3/4% Senior Subordinated Notes Due 2014 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 6 3/4% Senior Subordinated Notes Due 2014 (the "Outstanding Notes"), which have not been so registered.

     For each Outstanding Note accepted for exchange, the registered holder of such Outstanding Note (collectively with all other registered holders of Outstanding Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from January 29, 2004. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Outstanding Notes if either certificates for such Outstanding Notes are available to be forwarded herewith or if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Outstanding Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Notes Delivered."

      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO
            HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------------------------------------------

                                    DESCRIPTION OF OUTSTANDING NOTES DELIVERED
-------------------------------------------------------------------------------------------------------------------

  Name(s) and Address of Registered Holder(s)                                     Aggregate       Principal Amount
        (Please fill-in, if blank)                  Certificate Number(s)     Principal Amount         Tendered*
------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------

------------------------------------------------ ------------------------- -------------------- -------------------
                                        Totals:
------------------------------------------------ ------------------------- -------------------- -------------------



* Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the listed certificates. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH:

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder__________________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution Which Guaranteed Delivery______________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL
     COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

       Name_____________________________________________________________________

       Address__________________________________________________________________

--------------------------------------------------------     -----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)                                  (See Instructions 3 and 4)

     To be completed ONLY if certificates for                     To be completed ONLY if certificates for
Outstanding Notes not exchanged and/or Exchange Notes        Outstanding Notes not exchanged and/or Exchange
are to be issued in the name of someone other than the       Notes are to be sent to someone other than the
person or persons whose signature(s) appear(s) on this       person or persons whose signature(s) appear(s) on
Letter of Transmittal below or if Outstanding Notes          this Letter of Transmittal below or to such person
delivered by book-entry transfer which are not               or persons at an address other than shown in the
accepted for exchange are to be returned by credit to        box entitled "Description of Outstanding Notes
an account maintained at DTC other than the account          Delivered" on this Letter of Transmittal above.
indicated above.

Issue Exchange Notes and/or Outstanding Notes to:            Mail Exchange Notes and/or Outstanding Notes to:

Name: _______________________________________________        Name:______________________________________________
                     (Please Type or Print)                                     (Please Type or Print)

Address:_____________________________________________        Address:___________________________________________

        _____________________________________________                ___________________________________________
                                          (Zip Code)                                                 (Zip Code)

/ / Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below.

_____________________________________________________
     (Book-Entry Transfer Facility Account)


--------------------------------------------------------     -----------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                                 ANY BOX ABOVE

                                PLEASE SIGN HERE

         (All Tendering Holders Must Complete This Letter of Transmittal
                    And The Accompanying Substitute Form W-9)

Dated:_____________________, 2004

X_______________________________________________________________________________

X_______________________________________________________________________________
                                  (Signature(s)

Area Code and Telephone Number:_________________________________________________

If a holder is tendering any Outstanding Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:___________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone:______________________________________________________________________
               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:_____________________________
                                                      (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

Dated:_______________________________, 2004

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
 THE 6 3/4% SENIOR SUBORDINATED NOTES DUE 2014 OF VAIL RESORTS, INC., WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL
   OF THE ISSUED AND OUTSTANDING 6 3/4% SENIOR SUBORDINATED NOTES DUE 2014 OF
                               VAIL RESORTS, INC.

1.   Delivery Of This Letter And Outstanding Notes; Guaranteed Delivery
     Procedures.

     This Letter of Transmittal is to be completed by Holders of Outstanding Notes if certificates are to be forwarded herewith. Certificates for all physically tendered Outstanding Notes, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Holders who tender their Outstanding Notes using the DTC ATOP procedures need not submit this Letter of Transmittal.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by mail, hand delivery, facsimile or overnight courier), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly completed and executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   Partial Tenders (not Applicable to Holders Who Tender By Book-Entry
     Transfer).

     If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures On This Letter, Bond Powers and Endorsements, Guarantee Of Signatures.

     If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Withdrawal of Tenders.

     Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with such book-entry transfer facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.  Requests For Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a prospective Holder of Exchange Notes to be issued pursuant to the Special Issuance Instructions may be subject to a backup withholding tax unless such prospective Holder of Exchange Notes provides the Company (as payor) with its correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If a Holder of Exchange Notes is an individual, the TIN is generally such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a prospective Holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to the Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 BEN or Form W-8 ECI (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 28% (31% after 2010) of any payment made to the Holder of Exchange Notes or other payee. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder is awaiting a TIN) and that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     A nonexempt Holder may check the box in Part 1 of the attached Substitute Form W-9 if such Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt Holder checks the box in Part 1, such Holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that a Holder complies with the foregoing, 28% of payments made to such Holder may be withheld until such Holder provides its TIN.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                       PAYOR'S NAME: THE BANK OF NEW YORK

--------------------------------------- ------------------------------------- -------------------------------------
                                        PART I--PLEASE PROVIDE YOUR TIN IN
                                        THE BOX AT RIGHT OR INDICATE THAT     TIN:_________________________________
                                        YOU APPLIED FOR A TIN AND CERTIFY           Social Security Number or
                                        BY SIGNING AND DATING BELOW.                Employer Identification Number

                                                                              TIN Applied for / /
                                        ---------------------------------------------------------------------------
Substitute                              PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                                (1)    The number shown on this form is my correct Taxpayer
                                               Identification Number (or I am waiting for a number to be issued
Department of the Treasury                     to me);
Internal Revenue Service                (2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to
Payor's Request for Taxpayer                   backup withholding as a result of a failure to report all interest
Identification Number ("TIN")                  or dividends, or (c) the IRS has notified me that I am no longer
and Certification                              subject to backup withholding; and
                                        (3)    any other information provided on this form is true and correct.

                                        Signature:_____________________________  Date:________________________

--------------------------------------- ---------------------------------------------------------------------------


     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 1 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

__________________________________           ___________________________________
           Signature                                       Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e., 00-0000000). The table below will help determine the number to give the payer.

--------------------------------- ------------------------------    ------------------------------- -------------------------------
                                  Give the                                                          Give the EMPLOYER
For this type of account:         SOCIAL SECURITY                   For this type of account:       IDENTIFICATION
                                  number of--                                                       number of--
--------------------------------- ------------------------------    ------------------------------- -------------------------------
1.   An Individual's account      The individual                    9.   A valid trust, estate,     The legal entity (Do not
                                                                         or pension trust           furnish the identifying number
                                                                                                    of the personal representative
                                                                                                    or trustee unless the legal
                                                                                                    entity itself is not designated
                                                                                                    in the account title)(5)

2.   Two or more individuals      The actual owner of the           10. Corporate Account           The corporation
     (joint account)              account or, if combined
                                  funds, the first individual
                                  on the account(1)

3.   Husband and wife             The actual owner of the           11. Religious, charitable,      The organization
     (joint account)              account or, if joint funds,           or educational
                                  either person(1)                      organization

4.   Custodian account of a       The minor(2)                      12.  Partnership held in the    The partnership
     minor (Uniform Gift to                                              name of the business
     Minors Act)

5.   Adult and minor              The adult or, if the minor        13. Association, club or        The organization
     (joint account)              is the only contributor,              the other tax-exempt
                                  the minor(1)                          organization

6.   Account in the name of the   The ward, minor, or               14.  A broker or registered     The broker or nominee
     guardian or committee for    incompetent person(3)                  nominee
     a designated ward, minor,
     or incompetent person

7.   a.The usual revocable        The grantor-trustee(1)            15.  Account with the           The public entity
     savings trust account                                               Department of
     (grantor is also trustee)                                           Agriculture in the name
                                                                         of a public entity (such
b.   So-called trust account      The actual owner(1)                    as a state or local
     that is not legal or valid                                          government, school
     trust under State law                                               district or prison) that
                                                                         receives agricultural
                                                                         program payments
8. Sole proprietorship account    The owner(4)

--------------------------------- ------------------------------    ------------------------------- -------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your social security number or employer identification number (if you have one).
(5)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals not able to get an SSN) at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on certain payments include the following:

o    A corporation.

o    A financial institution.

o An organization exempt from tax under section 501(a), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency or instrumentality thereof.

o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under section 584(a).

o    An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o    A middleman known in the investment community as a nominee or custodian.

o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (31% after 2010) of the gross amount of interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS -- If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.



____________________

* Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.